THE ARMADA ADVANTAGE FUND       Message from the President .................  1

ARMADA ADVANTAGE                Message from the Investment Adviser ........  2
EQUITY GROWTH FUND
                                Portfolio Performance Discussion ...........  5
ARMADA ADVANTAGE
INTERNATIONAL EQUITY FUND       Notice to Shareholders                       11

ARMADA ADVANTAGE                Trustees and Officers of theTrust .......... 12
MID CAP GROWTH FUND
                                Report of Independent Auditors ............. 14


                              FINANCIAL STATEMENTS

                                Financial Highlights ....................... 15

                                Statements of Net Assets ................... 16

                                Statements of Operations ................... 23

                                Statements of Changes in Net Assets ........ 24

                                Notes to Financial Statements .............. 25








                      ----------------------------------------------------------
                         NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
                      ----------------------------------------------------------
                      Mutual funds involve risk, including possible loss of principal. National City Investment Management Company
                      (IMC) serves as investment adviser to The Armada Advantage Fund, for which it receives an investment advisory fee. The Armada Advantage Fund is distributed by SEI Investments Distribution Co. (SIDC), Oaks, PA 19456. SIDC is not affiliated with IMC and is not a bank. For more complete information about The Armada Advantage Fund, including charges and expenses, please contact your investment professional or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money.

                      Federal income tax rules will apply to any capital gains distributions.

                                                      MESSAGE FROM THE PRESIDENT
                                                       THE ARMADA ADVANTAGE FUND


January 2002

DEAR SHAREHOLDERS:



The unprecedented terrorist attacks of September 11th eclipsed all other events in 2001. As the U.S. mourned the loss of thousands and prepared for war in Afghanistan, the economy continued to grapple with massive job losses and dwindling consumer confidence despite aggressive attempts by the Federal Reserve Board to ignite the economy.

Although the economy remains sluggish, National City Investment Management Company, adviser to The Armada Advantage Fund, is unwavering in the execution of its investment styles. Each investment style team is comprised of individuals who are eperienced in the respective style and committed to the characteristics, constraints and parameters of that style. Style purity is a core principle of the organization's investment philosophy; it ensures that your investments are invested in a manner consistent with your fund's investment objective and strategies as outlined in the prospectus.

I am pleased to present this report containing the financial statements and fund performance information for portfolios of The Armada Advantage Fund for the year ended December 31, 2001. If you have questions about The Armada Advantage Fund or need additional assistance, please call your Financial Consultant or Investor Services at 1-800-622-FUND (3863).

Sincerely,

/s/Herbert R. Martens, Jr.

Herbert R. Martens, Jr.
President





                                                            DECEMBER 31, 2001  1

MESSAGE FROM THE INVESTMENT ADVISER
THE ARMADA ADVANTAGE FUND

January 2002

DEAR INVESTOR:


Hopes for a rapid end to the current recession vanished on September 11 when Al Qaeda terrorists took down the twin towers of New York's World Trade Center as well as a portion of the Pentagon. Since then, the United States has also contended with a war in Afghanistan, the prospect of additional military campaigns in the Middle East, and the presence of anthrax in our mail. The human cost of these events is incalculable, and the financial hit from the World Trade Center disaster alone has been estimated at a minimum of $50 billion.

Economic activity as measured by gross domestic product (GDP) came to a virtual standstill as these events unfolded, and figures will likely show that GDP rose only 1% for the 2001 calendar year. That is the lowest figure since 1991. In November, consumer confidence fell for the fifth consecutive month to a seven-year low, while unemployment climbed to 5.7%. The loss of 468,000 jobs in October alone marked the largest one-month loss in 21 years.

The manufacturing sector has been hit particularly hard. U.S. industrial output fell for the 13th consecutive month in October 2001, the longest string of declines since the Great Depression. Still, that number is somewhat misleading. Output dropped by only 7% on a year-over-year basis, and lean inventory figures suggest that this decline is near an end.

When can we expect the U.S. economy to start expanding again? Despite all that has occurred, we believe that the country is in a relatively short and shallow recession. Our success at fighting terrorism -- at home and abroad -- will play a critical role in instilling confidence among consumers, but a number of factors lead us to predict growth in the second half of 2002.

We've seen the Federal Reserve Board ease interest rates 11 times in 2001, with the goal of reducing the cost of credit for businesses and consumers alike. As a result, the Federal Funds Rate stood at a 40-year low of 1.75% on December 31. Rate cuts tend to take nine to 12 months before they have any real impact, so the effects of the earliest cuts have only now begun to take hold.

Congress did its part by enacting a $1.35 trillion tax cut, and oil prices have plummeted from a dizzying $35 a barrel to level off in the high teens. It's worth noting that a 50 cent decline in the cost of a gallon of gas at the pump adds approximately $100 billion to the U.S. economy.

THE S&P 500 INDEX FINISHES IN THE RED AGAIN

From a profitability standpoint, 2001 proved to be the worst year for the S&P 500 in several decades. Operating earnings dropped an average of 20%, and, for the first time since 1973-74, the S&P 500 Composite Index posted negative returns in two consecutive calendar years. After losing 9.11% of its value in 2000, the large cap benchmark finished 2001 down another 11.88%. Showing some resilience, though, by mid-October the S&P 500 Composite Index gained back the 15.5% in value it had lost immediately following the terrorist attacks.

Earlier in the year, we had predicted that small cap stocks would significantly outperform large caps for the foreseeable future. The small cap universe enjoyed lower relative valuations and higher forecasted earnings growth, and it stood to benefit from the Fed's aggressive rate cutting posture. Indeed, the Russell 2000 Index, a leading small cap indicator, finished the year up 2.49%.




2  DECEMBER 31, 2001

                                             MESSAGE FROM THE INVESTMENT ADVISER
                                                       THE ARMADA ADVANTAGE FUND




Unfortunately, the dash to liquidity following the terrorist attacks hammered small caps temporarily, and it would take until mid-November for the Russell 2000 to recoup the 14% in value it had lost in the week immediately following the attacks.

In 2002, large cap stocks will likely post earnings growth in the mid-single digits. Earnings prospects for small caps look stronger still. From a sector standpoint, we continue to overweight cyclical stocks given our belief that the economy is poised for a recovery. These include financials, which traditionally respond well to low interest rates. Banks should also benefit from an aging of their exposure to credit risk in their loan portfolios and an environment favorable to new loans. Other cyclical overweights include basic materials and transportation stocks. The former should benefit from a likely rise in commodity prices, while low fuel prices and an expected increase in passenger travel and cargo shipments will buoy the latter sector.

The one cyclical sector we continue to regard warily is technology. The tech-heavy Nasdaq Composite Index rose 37% from its post-attack low on September 21 through December 31, but the tech sector's valuations still appear stretched. Within technology, we do like the prospects for the semiconductor arena. Such stocks tend to outperform during the early portion of a tech recovery. Indeed, the Philadelphia Semiconductor Index climbed 59% from its October 2 low through November 30.

OUTPERFORMANCE AND VOLATILITY FOR FIXED INCOME INVESTORS

As leading equity indices declined, bondholders had a lot to smile about. The Lehman U.S. Aggregate Bond Index finished the calendar year up 8.42% and for the six months ended November 30 up 5.73%. Volatility abounded on the short end of the yield curve. Responding to an aggressive Fed, the yield on the 3-month Treasury bill (which moves in the opposite direction of its price) plummeted 425 basis points (more than 4%) from January 3 through December 11. Over the same period, the yield on the 2-year Treasury note declined 215 basis points.

By comparison, longer-term securities traded in a relatively narrow 50-basis-point range until the Fed's announcement on October 31 that it would discontinue the sale of the venerable 30-year Treasury bond. Demand briefly drove yields on the 30-year, also known as the long bond, down to a low of 4.8%, but it would finish the year offering a 5.5% yield, comfortably tucked in the middle of its former trading range.

The Treasury's announcement briefly sent prices for the 10-year Treasury bond soaring as well. As a result, mortgage rates, which are most closely tied to the 10-year bond, dropped to levels not seen since the early 1960s. The wave of mortgage refinancing that followed, and the extra money it has left in the pockets of homeowners, may finally spur consumer spending.

The Treasury claims that discontinuing the long bond will save billions of dollars, allowing it to finance its debt through shorter-term securities offering lower yields. It is likely to have a profound impact on the corporate bond sector as well. After staging a major rally during the first half of 2001, credit concerns coupled with the events of September 11 had led corporates to underperform Treasuries during the second half. The past year witnessed the highest ratio of corporate credit downgrades to upgrades since 1991, not to mention the high-profile bankruptcies of Enron and Polaroid.


                                                            DECEMBER 31, 2001  3

MESSAGE FROM THE INVESTMENT ADVISER
THE ARMADA ADVANTAGE FUND




However, Corporate America no longer has to compete with the long bond. That, along with the anticipated economic recovery, should drive up the prices of corporates on the long end of the yield curve. As long as corporate bond investors pay careful attention to industry and security selection, this sector now appears attractively priced. With mortgage rates having likely hit bottom, and the refinancing boom in its final stages, the market for mortgage-backed securities appears poised to rebound as well.

REFORM TAKES GLACIAL PACE IN JAPAN; A REBOUND IN EUROPE LIKELY

Turning our attention elsewhere around the world, Japan is now mired in its fourth recession in a decade. Prime Minister Junichiro Koizumi has made incremental progress towards desperately-needed structural reforms, but the pace remains glacial at best. Japan's $5.4 trillion in debt makes its indebtedness the highest among industrialized nations. After seeing its credit rating from Moody's Investors Service slip to double-A in September 2000, Japan's rating slipped yet again in December 2001. This downgrade makes it more expensive for the Japanese government to borrow money and will test Koizumi's pledge of limiting new bond issuance to 30 trillion yen (roughly $243 billion).

In Europe, the decline in corporate profits hasn't been as severe as that in the United States. The 12-nation euro zone economy was expected to post economic growth of 1.6% for 2001. Still, that would be hard to tell from the performance of its equity markets. The Morgan Stanley MSCI EMU Index fell 19.48% for the calendar year in local currency terms. Thanks to an anemic euro, those results proved even worse in U.S. dollar terms: 23.63%.
In short, investors have been far less generous in valuing European equities versus U.S. stocks.

This difference can be attributed in part to the less aggressive stance the European Central Bank (ECB) has taken compared to the Fed's in promoting economic growth. While the Fed cut rates 11 times during the calendar year, the ECB announced only four. However, leading indicators point to a steady decline in inflation throughout the continent. That will likely open the door to additional ECB rate cuts in the near future.

Additional factors lead us to remain very optimistic about the euro zone's long-term prospects. Given its heavy manufacturing base, the European economy is particularly sensitive to movements in energy costs. The past year's steep decline in oil prices should improve corporate profits and spur spending by putting extra money in consumers' wallets. We also continue to see progress made on tax reform and regulatory fronts. In Germany, for example, a massive cut in corporate capital gains taxes goes into effect in January 2002. In a country where cross-ownership of companies is commonplace, the effect could be dramatic. Businesses will finally have an incentive to sell their stakes in non-strategic assets, freeing up capital that could be put to use more productively.

Trading below 90 cents for most of the year, the euro's performance continues to disappoint. We can't predict when it will recover, but we maintain that the euro is significantly undervalued versus the U.S. dollar. The euro had existed only electronically since its launch two years ago and stands to benefit from its January 1, 2002 introduction into circulation. A more aggressive ECB should also boost the currency's prospects.


Sincerely,

/s/Donald L. Ross

Donald L. Ross
President and Chief Investment Officer
National City Investment Management Company


4  DECEMBER 31, 2001

                                                 PORTFOLI PERFORMANCE DISCUSSION
                                                       THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE EQUITY GROWTH FUND


As the slowdown of 2000 became the recession of 2001, the large cap sector suffered through three waves of downward profit revisions. As a result, the S&P 500 Composite Index lost 11.88% of its value and posted its first back-to-back years of negative returns since 1973-74. In this environment, the Armada Advantage Equity Growth Fund produced a total return of negative 15.94% for the 12 months ended December 31, 2001.

All of the Fund's underperformance versus the benchmark can be traced to the first month of 2001. The portfolio maintained a defensive posture as the year got underway, with stable growth companies such as Pfizer and General Electric figuring prominently in our holdings. However, we witnessed a dramatic market shift towards cyclical stocks and those with smaller market caps due in part to aggressive rate cutting by the Fed.

Sector selection, most notably an overweighting in financial and retail stocks relative to the benchmark, proved a positive contributor to performance. With mortgage rates tumbling, holdings Golden West Financial and Washington Mutual reaped the rewards of the refinancing boom. We locked in gains on both in autumn as the refinancing cycle appeared near an end. We also took profits from our Providian stake, exiting completely in July at $50 per share before problems in its sub-prime credit card portfolio led to Providian's stock price collapse.

Retail would prove to be the only sector in the S&P 500 to finish the year in positive territory. Among our holdings, Lowe's gained 60% following its addition in March. Lowe's is the No. 2 home improvement retailer behind Home Depot. Both stood to benefit from increased activity in the housing sector, but in our opinion Lowe's offered a far more attractive valuation.

As technology stocks continued to suffer, an underweighting in this sector served the Fund well. Among our holdings, though, Microsoft and International Business Machines climbed 60% and 44%, respectively. Microsoft benefited from the anticipation of new product launches and the likelihood of a favorable outcome to its anti-trust litigation. On the down side, Cisco Systems lost half its value as overcapacity continued to plague the telecom sector. Still, Cisco remains the leader in its industry and should be the first to benefit from a recovery.

Given the Fund's growth orientation, the portfolio management team had chosen not to pursue holdings in the utilities sector. That would prove beneficial given the crushing effect Enron's collapse had on the entire sector.

As the year came to a close, we began positioning the portfolio to benefit from a likely recovery in 2002. At the same time, we believe the recovery will be somewhat modest and are paying careful attention to valuations. In late November, we purchased a stake in manufacturing conglomerate Danaher, which continues to grow at a faster rate than its peer group and is leveraged to the industrial side of the economy.



                                                            DECEMBER 31, 2001  5

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE EQUITY GROWTH FUND (CONTINUED)



Growth of a $10,000 Investment

[Graph Omitted]
[Plot Points follow:]

                   Armada                        S&P 500
                  Advantage                     Composite
            Equity Growth Fund(2)               Index (1)

9/13/99           10,000                         10,000
1999              11,400                         11,173
2000              10,840                         10,155
2001               9,112                          8,949





    ARMADA ADVANTAGE EQUITY GROWTH FUND
    Average Annual Total Returns as of 12/31/01(2)
--------------------------------------------------------------------------------
                                   ANNUALIZED       DATE
                                    INCEPTION        OF
                         1 YEAR      TO DATE      INCEPTION

                         -15.94%     -3.97%       09/13/99
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE S&P 500 COMPOSITE INDEX IS A WIDELY RECOGNIZED INDEX OF 500 COMMON STOCKS WHICH IS REPRESENTATIVE OF THE U.S. STOCK MARKET.
   THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE EQUITY GROWTH FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
2 EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.





6  DECEMBER 31, 2001

                                                PORTFOLIO PERFORMANCE DISCUSSION
                                                       THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND


A synchronized global slowdown, the continued strength of the U.S. dollar, and the lingering effect of 2000's high energy prices and aggressive rate hikes made 2001 another frustrating year for investing overseas. While the U.S. Federal Reserve Board reversed course as early as January with the first of 11 interest rate cuts, an inflation-wary European Central Bank (ECB) waited until May before it began to ease. Even then, the ECB reduced rates only four times.

For the 12 months ended December 31, 2001, the Armada Advantage International Equity Fund posted a total return of negative 25.59%. During the same period, the Morgan Stanley MSCI EAFE (Europe, Australasia, Far East) Index returned negative 21.44%. In local currency terms, the benchmark fell only 17.5%, but poor performance by the euro during the first half of the year and by the yen in the second half battered results further after converting to dollars.

Nearly all of the Fund's underperformance relative to the benchmark can be traced to the first half of the year. Responding to the Fed's aggressive easing, the management team increased the portfolio's exposure to cyclical sectors that stood to benefit from a recovery. That decision proved premature, and it would take several more months before the markets appeared to hit bottom. Our large cap growth orientation also proved detrimental as small caps proved more attractive. During the second half, the portfolio's cyclical orientation and a decrease in its average market cap contributed to an 11% gain.

Nearly every country in the EAFE Index finished the year in the red. That said, overweighting to Norway, Spain, and Switzerland relative to the benchmark proved beneficial. Several individual holdings actually enjoyed positive returns. In Norway, for example, conglomerate Norsk Hydro finished the year up 3.3%, benefiting from high oil prices and consolidation in the basic materials and mining industries. Spanish utility Aguas de Barcelona, a defensive play, returned 10.7%. In Switzerland, top 10 holding Swisscom climbed 14.1%. This conservative telecom player had no exposure to expensive 3G licenses and was not affected as many competitors were by the delay in this new technology's adoption.

Looking ahead, a global recovery appears likely by the middle of 2002. Fuel prices have dropped dramatically during the past six months, inventories have declined, and the ECB will likely continue playing catch-up with the Fed. We particularly like the prospects for cyclical stocks in the Asia/Pacific region, and valuations in Singapore and Australia appear attractive. An expected increase in liquidity should also benefit the developing markets of South Korea and Taiwan. As for Japan, the fund maintains a substantial underweighted position relative to the benchmark. Japan's $5.4 trillion in debt leads the industrialized world, and the country shows few signs of emerging from its fourth recession in a decade.





                                                            DECEMBER 31, 2001  7

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND (CONTINUED)



Growth of a $10,000 Investment

[Graph Omitted]
[Plot Points follow:]

              Armada Advantage                Morgan Stanley
                International                    MSCIAEAFE
               Equity Fund(2)                    Index (1)

9/30/93            10,000                         10,000
1993               10,350                         10,086
1994                9,650                         10,871
1995               10,590                         12,091
1996               12,222                         12,823
1997               12,482                         13,052
1998               13,931                         15,662
1999               21,691                         19,884
1900               17,728                         17,067
2001               13,192                         13,408




    ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND
    Average Annual Total Returns as of 12/31/01(2)
--------------------------------------------------------------------------------
                                          ANNUALIZED       DATE
                                           INCEPTION        OF
               1 YEAR    3 YEARS  5 YEARS   TO DATE      INCEPTION

               -25.59%   -1.80%    1.54%     3.41%       09/23/93
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX (MSCI EAFE INDEX) IS A WIDELY RECOGNIZED INDEX OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES IN EUROPE, AUSTRALASIA AND THE FAR EAST. THE INDEX IS WEIGHTED BY THE MARKET CAPITALIZATION OF THE COMPANIES IN THE INDEX. THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE INTERNATIONAL EQUITY FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
2 EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.




8  DECEMBER 31, 2001

                                                PORTFOLIO PERFORMANCE DISCUSSION
                                                       THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE MIDCAP GROWTH FUND


Earnings disappointments mounted in 2001, and hopes for an end to the recession by the latter part of the year were dashed by the tragic events of September 11. Technology stocks were again among the hardest hit. In this environment, the Armada Advantage Mid Cap Growth Fund produced a total return of negative 19.72% for the 12 months ended December 31, 2001. Over the same period, the Russell Midcap Growth Index returned negative 20.15%.

Clearly, the management team was disappointed by our second straight year of negative returns. At the same time, we were pleased that our sensitivity to valuations and focus on earnings stability resulted in outperformance relative to the benchmark. A significant stake in a number of defensive sectors such as Information Technology (IT) services, health care, and consumer staples served us well. IT services holdings Affiliated Computer Services, Concord EFS, and Fiserv, all of which enjoy the earnings predictability of long-term contracts, posted solid gains.

Although the technology sector remained our largest absolute weighting throughout most of the year, the fund benefited from an underweighting relative to the benchmark for nearly the entire period. Our technology holdings tended to be less speculative as well. We had our share of disappointments, to be sure, as shares in Macrovision, Brocade Communications System, Mercury Interactive, and Rational Software suffered the wrath of the slowing economy. On the other hand, CDW Computer Centers and Tech Data gained 96% and 72%, respectively.

After being bullish on oil and natural gas stocks early in the year, it became clear to us by summer that energy prices were unlikely to climb further. As a result, we locked in substantial gains from Global Marine, Nabors Industries, and Noble Drilling before their share prices plummeted. We were not as fortunate with some of our utility holdings. Share prices of energy producers Calpine, Black Hills, and Mirant suffered in part from concerns triggered by the spectacular demise of former industry high-flyer Enron.

Looking ahead, we see signs that the economy will begin to recover by the middle of 2002. According to First Call estimates, earnings in the mid cap growth sector are projected to climb an average of 7%. Technology and other cyclical sectors should be among the largest beneficiaries of a recovery, and we've positioned the portfolio accordingly. After being as much as 5% below the benchmark weighting in technology, we increased our exposure to market weight in October by adding to stakes in National Semiconductor, Microchip Technology, and Altera. We also took positions in Southwest Airlines and Royal Caribbean Cruises, well-run companies that should profit from any improvement in the travel and leisure industry.

The Fund also maintains an overweighting in health care stocks, which should benefit from the medical needs of an aging population. Holdings include King Pharmaceuticals, Forest Laboratories, Omnicare, and First Health Group.



                                                            DECEMBER 31, 2001  9

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE MIDCAP GROWTH FUND (CONTINUED)



Growth of a $10,000 Investment

[Graph Omitted]
[Plot Points follow:]

              Armada Advantage                     Russell
                   Mid Cap                         Mid Cap
               Growth Fund(2)                 Growth Index (1)

9/30/93           10,000                           10,000
1993              10,021                           10,322
1994               9,499                           10,099
1995              12,258                           13,531
1996              14,386                           15,896
1997              16,196                           19,478
1998              17,869                           22,956
1999              25,795                           34,733
2000              23,510                           30,652
2001              18,874                           24,475



    ARMADA ADVANTAGE MID CAP GROWTH FUND
    Average Annual Total Returns as of 12/31/01(2)
--------------------------------------------------------------------------------
                                          ANNUALIZED        DATE
                                           INCEPTION         OF
               1 YEAR    3 YEARS  5 YEARS   TO DATE       INCEPTION

               -19.72%    1.84%    5.58%     8.18%        09/23/93
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATION) INDEX OF THE 800 SMALLEST U.S. COMPANIES OUT OF THE 1000 LARGEST U.S. COMPANIES, WITH HIGHER GROWTH RATES AND PRICE-BOOK RATIOS.
   THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE MID CAP GROWTH FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
2 EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.





10  DECEMBER 31, 2001

                                                          NOTICE TO SHAREHOLDERS
                                                       THE ARMADA ADVANTAGE FUND




For the fiscal year ended December 31, 2001, each Fund designated long term capital gains and ordinary income with regard to distributions paid during the year as follows:


                              (A)                     (B)                    (C)                  (D)                 (E)
                        Long Term (20%)      Long Long Term (18%)         Ordinary
                         Capital Gains           Capital Gains             Income                Total
                         Distributions           Distributions          Distributions        Distribution          Qualifying
Fund                      (Tax Basis)             (Tax Basis)            (Tax Basis)          (Tax Basis)          Dividends
                        --------------       -------------------       --------------       --------------       --------------
Equity Growth Fund            0.00%                 0.00%                  100.00%              100.00%             100.00%
International Equity         82.16%                 0.03%                   17.81%              100.00%               0.00%
Mid Cap Growth               81.44%                 0.00%                   18.56%              100.00%               0.00%

Items (A), (B), (C) and (D) are based on a percentage of the Fund's distribution. Item (E) is based on a percentage of ordinary income distributions of the Fund, and represents dividends which qualify for the corporate dividends received deduction.



                                                           DECEMBER 31, 2001  11


TRUSTEES AND OFFICERS OF THE TRUST
THE ARMADA ADVANTAGE FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL                    NUMBER OF PORTFOLIOS
                                                 LENGTH                     OCCUPATION(S)                 IN THE ARMADA FUNDS/
                                POSITION(S)      OF TIME                DURING PAST 5 YEARS/                   THE ARMADA
NAME, ADDRESS                  HELD WITH THE     SERVED                  OTHER DIRECTORSHIPS                    ADVANTAGE
DATE OF BIRTH                      TRUST         (YRS.)*                HELD BY BOARD MEMBER                  FUND COMPLEX
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

Robert D. Neary              Chairman of the       3         Retired Co-Chairman of Ernst & Young, April            38
32980 Creekside Drive          Board and                     1984 to September 1993; Director, Cold Metal
Pepper Pike, OH 44124           Trustee                      Products, Inc., since March 1994; Director,
09/30/33                                                     Strategic Distribution, Inc., since January 1999;
                                                             Director, Commercial Metals Company since
                                                             March 2001. Chairman of the Board and Trustee,
                                                             Armada Funds, since February 1996.

-------------------------------------------------------------------------------------------------------------------------------

John F. Durkott                 Trustee            3         President and Chief Operating Officer, Kittle's       38
c/o Kittle's Home                                            Home Furnishings Center, Inc., since January
Furnishings Center, Inc.                                     1982; partner, Kittle's Bloomington Properties
8600 Allisonville Road                                       LLC, since January 1981; partner, KK&D LLC,
Indianapolis, IN 46250                                       since January 1989;  partner, KK&D II LLC
07/11/44                                                     (affiliated real estate companies of Kittle's Home
                                                             Furnishings Center, Inc.), since February 1998.
                                                             Trustee, Armada Funds, since November 1993.

-------------------------------------------------------------------------------------------------------------------------------

Robert J. Farling               Trustee            3         Retired Chairman, President and Chief                  38
1608 Balmoral Way                                            Executive Officer, Centerior Energy (electric
Westlake, OH 44145                                           utility), March 1992 to October 1997; Director,
12/04/36                                                     National City Bank until  October  1997;  Director,
                                                             Republic  Engineered  Steels, October 1997 to
                                                             September 1998. Trustee, Armada Funds, since
                                                             November 1997.

-------------------------------------------------------------------------------------------------------------------------------

Richard W. Furst                Trustee            3         Garvice D. Kincaid, Professor of Finance and           38
2133 Rothbury Road                                           Dean, Gatton College of Business and
Lexington, KY 40515                                          Economics, University of Kentucky, since
09/13/38                                                     1981; Director, The Seed Corporation (restaurant
                                                             group), since 1990; Director; Foam Design, Inc.,
                                                             (manufacturer of industrial and commercial
                                                             foam products), since 1993; Director, Office
                                                             Suites Plus, Inc. (office buildings), since 1998;
                                                             Director, ihigh, Inc. (high school marketing
                                                             network) since 1999;  Trustee, Armada Funds,
                                                             since June 1990.

-------------------------------------------------------------------------------------------------------------------------------

Gerald L. Gherlein              Trustee            3         Retired; formerly, Executive Vice-President and        38
3679 Greenwood Drive                                         General Counsel, Eaton Corporation (global
Pepper Pike, OH 44124                                        manufacturing), from 1991 to March 2000.
02/16/38                                                     Trustee, Armada Funds, since November 1997.

-------------------------------------------------------------------------------------------------------------------------------

J. William Pullen               Trustee            3         President and Chief Executive Officer,                 38
Whayne Supply Company                                        Whayne Supply Co. (engine and heav
1400 Cecil Avenue                                            equipment distribution), since 1986;
P.O. Box 35900                                               Trustee, Armada Funds, since May 1993.
Louisville, KY 40232
04/24/39


12


                                                                                         TRUSTEES AND OFFICERS OF THE TRUST
                                                                                                  THE ARMADA ADVANTAGE FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL                    NUMBER OF PORTFOLIOS
                                                 LENGTH                     OCCUPATION(S)                 IN THE ARMADA FUNDS/
                                POSITION(S)      OF TIME                DURING PAST 5 YEARS/                   THE ARMADA
NAME, ADDRESS                  HELD WITH THE     SERVED                  OTHER DIRECTORSHIPS                    ADVANTAGE
DATE OF BIRTH                      TRUST         (YRS.)*                HELD BY BOARD MEMBER                  FUND COMPLEX
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

Herbert R. Martens, Jr.**     President and        3         Executive Vice President, National City                38
c/o NatCity Investments, Inc.   Trustee                      Corporation (bank holding company), since
1965 East Sixth Street                                       July 1997; Chairman, President and Chief
Suite 800                                                    Executive Officer, NatCity Investments, Inc.
Cleveland, OH 44114                                          (investment banking), since July 1995; President
08/06/52                                                     and Chief Executive Officer, Raffensberger,
                                                             Hughes & Co. (broker-dealer), from 1993 until
                                                             1995; President, Reserve Capital Group, from
                                                             1990 until 1993. President and Trustee, Armada
                                                             Funds, since November 1997.


-------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

W. Bruce McConnell, III        Secretary           3         Partner, Drinker Biddle & Reath LLP,                   N/A
One Logan Square                                             Philadelphia, PA (law firm).
18th and Cherry Streets
Philadelphia, PA 19103
02/07/43

-------------------------------------------------------------------------------------------------------------------------------

Christopher F. Salfi             Treasurer        Less       Director of Funds Accounting, SEI                      N/A
530 E. Swedesford Road                           than 1      Investments,  since  January  1998;  Fund
Wayne, PA 19087                                              Accounting Manager, SEI Investments,
11/28/63                                                     1994 to 1997.

-------------------------------------------------------------------------------------------------------------------------------

Timothy D. Barto           Assistant Treasurer     1         Vice President and Assistant  Secretary,  SEI          N/A
One Freedom Valley Drive                                     Investments  Mutual Funds Services and SEI
Oaks, PA 19456                                               Investments  Distribution  Co., since 1999;
03/28/68                                                     Associate  Dechert Price & Rhoads (law firm),
                                                             1997 to 1999; Associate,  Richter,  Miller & Finn
                                                             (law firm), 1994 to 1997.

-------------------------------------------------------------------------------------------------------------------------------

 * Trustee or Officer of the Trust until such time as his successor is duly elected and appointed.
** Trustee who is deemed to be an "interested person" of the Trust as defined in the 1940 Act is referred to as an "Interested Trustee." Mr. Martens is considered to be an "interested person" of the Trust because (1) he is an Executive Vice President of National City Corporation ("NCC"), the indirect parent corporation to the Adviser, which receives fees as investment adviser to the Trust, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.

For more information regarding the Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-622-FUND (3863).

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE ARMADA ADVANTAGE FUND



To the Shareholders and Board of Trustees
The Armada Advantage Fund


We have audited the accompanying statements of net assets of Armada Advantage Equity Growth Fund, Armada Advantage International Equity Fund, and Armada Advantage Mid Cap Growth Fund (the "Funds") (each a portfolio of The Armada
Advantage Fund) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



/s/Ernst & Young LLP

Philadelphia, Pennsylvania
February 1, 2002



14  DECEMBER 31, 2001

                                                            FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS                     THE ARMADA ADVANTAGE FUND
FOR THE PERIODS AND YEARS ENDED DECEMBER 31


         NET ASSET                   REALIZED AND                       DISTRIBUTIONS     NET ASSET
           VALUE,         NET         UNREALIZED     DIVIDENDS FROM       FROM NET          VALUE,
         BEGINNING     INVESTMENT    GAINS (LOSSES)   NET INVESTMENT   REALIZED CAPITAL      END
         OF PERIOD      (LOSS)       ON SECURITIES      INCOME             GAINS          OF PERIOD     TOTAL RETURN

---------------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
2001       $10.84       $ 0.00(1)      $(1.73)          $(0.00)           $(0.00)           $ 9.11         (15.94)%
2000        11.40         0.00          (0.56)           (0.00)            (0.00)            10.84          (4.91)
1999(2)     10.00         0.00           1.40            (0.00)            (0.00)            11.40          14.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
2001       $12.05      $(0.03)(1)      $(3.19)          $(0.00)           $(1.25)           $ 7.58         (25.59)%
2000        20.51       (0.18)(1)       (3.22)           (0.00)            (5.06)            12.05         (18.27)
1999        13.83       (0.10)(1)        7.54            (0.00)            (0.76)            20.51          55.70
1998        12.44       (0.10)           1.55            (0.00)            (0.06)            13.83          11.61
1997        12.18       (0.06)           0.32            (0.00)            (0.00)            12.44           2.13
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
2001       $13.63      $(0.07)(1)      $(4.00)          $(0.00)           $(5.43)           $ 4.13         (19.72)%
2000        21.27       (0.19)(1)       (0.29)           (0.00)            (7.16)            13.63          (8.86)
1999        15.70       (0.41)           7.08            (0.00)            (1.10)            21.27          44.36
1998        14.23       (0.16)           1.63            (0.00)            (0.00)            15.70          10.33
1997        14.60       (0.11)           1.90            (0.00)            (2.16)            14.23          12.58
---------------------------------------------------------------------------------------------------------------------------



                                             RATIO OF NET       RATIO OF        RATIO OF NET
                               RATIO OF       INVESTMENT       EXPENSES TO     INVESTMENT LOSS
                              EXPENSES TO  INCOME/(LOSS) TO    AVERAGE NET      TO AVERAGE NET      PORTFOLIO
          NET ASSETS END      AVERAGE NET     AVERAGE NET     ASSETS (BEFORE     ASSETS (BEFORE      TURNOVER
          OF PERIOD (000)       ASSETS          ASSETS         FEE WAIVERS)      FEE WAIVERS)          RATE

---------------------------------------------------------------------------------------------------------------------------
 EQUITY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------

             $ 5,570             0.94%           0.05%            1.69%             (0.70)%             36%
               5,970             0.92            0.02             1.67              (0.73)              28
               5,700             1.00           (0.09)            1.75              (0.84)              26
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

             $11,404             2.28%          (0.34)%           2.78%             (0.84)%            131%
              16,253             2.30           (1.08)            2.56              (1.34)             137
              20,584             2.01           (0.69)            2.01              (0.69)             115
              18,371             2.05           (0.66)            2.11              (0.72)              73
              18,784             1.90           (0.46)            1.90              (0.46)              34
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------

             $11,944             1.35%          (0.88)%           1.85%             (1.38)%             89%
              17,882             1.51           (0.91)            1.61              (1.01)             191
              22,967             1.59           (1.09)            1.59              (1.09)             139
              29,066             1.51           (0.98)            1.57              (1.04)              71
              31,059             1.53           (0.88)            1.53              (0.88)              55
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------


1 PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
2 EQUITY GROWTH FUND  COMMENCED  OPERATIONS  ON SEPTEMBER 13, 1999.  ALL RATIOS,
  EXCLUDING TOTAL RETURN, FOR THE PERIOD HAVE BEEN ANNUALIZED.
SEE NOTES TO FINANCIAL STATEMENTS.

                                                           DECEMBER 31, 2001  15

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND



EQUITY GROWTH FUND

--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 97.0%
BASIC MATERIALS -- 1.1%
  Avery Dennison                    1,100         $  62
--------------------------------------------------------------------------------

COMMERCIAL SERVICES -- 7.4%
  Automatic Data Processing         1,100            65
  Concord EFS*                      2,100            69
  First Data                        1,500           118
  Omnicom Group                       900            80
  Sungard Data Systems*             2,700            78
                                                  -----
                                                    410
--------------------------------------------------------------------------------

CONSUMER CYCLICALS -- 7.7%
  Home Depot                        1,300            66
  JC Penney                         2,250            61
  Lowe's                            1,600            74
  Target                            1,800            74
  Wal-Mart Stores                   2,700           155
                                                  -----
                                                    430
--------------------------------------------------------------------------------

CONSUMER NON-CYCLICALS -- 3.5%
  PepsiCo                           2,200           107
  Procter & Gamble                  1,100            87
                                                  -----
                                                    194
--------------------------------------------------------------------------------

CONSUMER SERVICES -- 5.3%
  AOL Time Warner*                  2,400            77
  Comcast, Cl A*                    2,400            86
  Harley-Davidson                   1,300            71
  Marriott International, Cl A      1,550            63
                                                  -----
                                                    297
--------------------------------------------------------------------------------

ENERGY -- 4.8%
  El Paso                           1,699            76
  Exxon Mobil                       3,200           126
  Schlumberger                      1,200            66
                                                  -----
                                                    268
--------------------------------------------------------------------------------

FINANCIALS -- 18.7%
  American International Group      2,350           187
  Bank of New York                  1,500            61
  Capital One Financial             1,100            59
  Citigroup                         2,033           103
  Fannie Mae                        1,000            79
  Fifth Third Bancorp               1,000            61
  Freddie Mac                       1,900           124
  Marsh & McLennan                    500            54
  MBNA                              2,800            99
  Merrill Lynch                     1,250            65
  State Street                      1,600            84
  XL Capital                          700            64
                                                  -----
                                                  1,040
--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

COMMON STOCK -- CONTINUED
HEALTHCARE -- 14.3%
  Abbott Laboratories               1,600         $  89
  Amgen*                            1,100            62
  Bristol-Myers Squibb                800            41
  Johnson & Johnson                 1,300            77
  Medtronic                         1,700            87
  Merck                             1,150            68
  Pfizer                            5,550           221
  Pharmacia                         2,476           106
  Schering-Plough                   1,250            45
                                                  -----
                                                    796
--------------------------------------------------------------------------------

INDUSTRIALS -- 11.1%
  Danaher                             900            54
  General Electric                  5,300           212
  Minnesota Mining & Manufacturing    650            77
  Tyco International                3,650           215
  United Technologies                 950            61
                                                  -----
                                                    619
--------------------------------------------------------------------------------

TECHNOLOGY -- 16.4%
  Altera*                           3,300            70
  Analog Devices*                   2,000            89
  Cisco Systems*                    3,750            68
  Citrix Systems*                   1,400            32
  Intel                             3,900           123
  International Business Machines   1,100           133
  Lexmark International*            1,100            65
  Microsoft*                        2,600           172
  Motorola                          4,050            61
  Qualcomm*                           800            40
  Texas Instruments                 2,250            63
                                                  -----
                                                    916
--------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 5.2%
  SBC Communications                1,968            77
  Sprint (PCS Group)*               4,100           100
  Verizon Communications            2,354           112
                                                  -----
                                                    289
--------------------------------------------------------------------------------

TRANSPORTATION -- 1.5%
  Southwest Airlines                4,600            84
--------------------------------------------------------------------------------

Total Common Stock (Cost $5,197)                  5,405
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 3.0%
  Fidelity Domestic Money Market
  Fund                            167,507           168
--------------------------------------------------------------------------------

Total Cash Equivalent (Cost $168)                   168
--------------------------------------------------------------------------------

Total Investments -- 100.0% (Cost $5,365)         5,573
--------------------------------------------------------------------------------

Other Assets and Liabilities, Net -- (0.0%)          (3)
--------------------------------------------------------------------------------



16  DECEMBER 31, 2001

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND


EQUITY GROWTH FUND
--------------------------------------------------------------------------------

                                                  VALUE
                                                  (000)
--------------------------------------------------------------------------------


NET ASSETS:
Portfolio Shares
  (unlimited authorization -- no par value)
  based on 611,070 outstanding shares
  of beneficial interest                         $6,161
Undistributed net investment income                   3
Accumulated net realized loss on investments       (802)
Net unrealized appreciation on investments          208

--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                       $5,570
--------------------------------------------------------------------------------
 Net Asset Value, Offering and Redemption
  Price Per Share                                 $9.11
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.




                                                           DECEMBER 31, 2001  17

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND


INTERNATIONAL EQUITY FUND


--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- 91.2%
AUSTRALIA -- 0.7%
  John Fairfax Holdings            38,800       $    76
--------------------------------------------------------------------------------

BELGIUM -- 1.5%
  Interbrew#                        3,680           101
  Umicore#                          1,712            68
                                                -------
                                                    169
--------------------------------------------------------------------------------

BRAZIL -- 1.7%
  Cia Paranaense de Energia, ADR    2,227            17
  Empresa Brasileira de Aeronautica,
  ADR                               3,991            88
  Petroleo Brasileiro, ADR          4,076            95
                                                -------
                                                    200
--------------------------------------------------------------------------------
CANADA -- 0.4%
  Talisman Energy                   1,194            45
--------------------------------------------------------------------------------

CHINA -- 1.1%
  Aluminum of China*               57,500            10
  China Mobile*                    15,511            55
  Huaneng Power International     109,519            66
                                                -------
                                                    131
--------------------------------------------------------------------------------

DENMARK -- 1.1%
  Danske Bank#                      3,315            53
  Novo-Nordisk, Cl B                1,918            78
                                                -------
                                                    131
--------------------------------------------------------------------------------

FINLAND -- 0.7%
  Metso                             7,450            78
--------------------------------------------------------------------------------

FRANCE -- 6.7%
  Altran Technologies#              1,051            48
  Atos Origin#                      1,196            78
  Axa#                              2,016            42
  BNP Paribas                         940            84
  Cie de Saint-Gobain                 764           115
  Orange*#                          9,404            85
  TotalFinaElf                        625            89
  TotalFinaElf, ADR                   450            32
  Vivendi Environnement#            1,660            55
  Vivendi Universal#                1,710            94
  Vivendi Universal, ADR              800            43
                                                -------
                                                    765
--------------------------------------------------------------------------------

GERMANY -- 5.1%
  Allianz                             475           112
  Altana                            1,701            85
  Bayerische Hypo-und Vereinsbank   2,700            82
  E.ON                                900            47
  Fraport AG Frankfurt Airport
   Services Worldwide*              1,635            39
  Muehlbauer Holding AG &  Kgaa#    1,880            50
  SAP, ADR                          3,100            99
  Singulus Technologies*            2,275            64
                                                -------
                                                    578
--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- CONTINUED
HONG KONG -- 1.4%
  First Pacific                   173,922       $    21
  Hongkong Land Holdings           27,885            53
  Hutchison Whampoa                 5,950            57
  Johnson Electric Holdings        29,808            31
                                                -------
                                                    162
--------------------------------------------------------------------------------

IRELAND -- 2.4%
  Bank of Ireland                  10,471            99
  Elan, ADR*                        2,661           120
  Ryanair Holdings*                 9,060            55
                                                -------
                                                    274
--------------------------------------------------------------------------------

ISRAEL -- 0.1%
  Oridion Systems*                  1,223             8
--------------------------------------------------------------------------------

ITALY -- 2.5%
  Assicurazioni Generali#           2,195            61
  IntesaBci#                       34,163            86
  Saipem#                           4,808            24
  Telecom Italia#                  12,937           111
                                                    ---
                                                    282
--------------------------------------------------------------------------------

JAPAN -- 14.0%
  Canon                             4,373           150
  Chubu Electric Power#             2,931            53
  Dainippon Pharmaceutical#         5,687            57
  Fuji Photo Film                   2,000            71
  Honda Motor#                      3,000           119
  Kansai Electric Power#            3,423            49
  Meitec                            3,000            73
  NEC#                              6,625            67
  Nintendo                            678           118
  Nipponkoa Insurance#             18,700            71
  Nissan Motor                      9,200            49
  NTT Docomo#                           7            82
  ORIX#                               992            88
  Promise                           1,373            74
  Shin-Etsu Chemical                3,050           109
  SMC                               1,167           118
  Sony, ADR                         1,672            75
  Takeda Chemical Industries        1,600            72
  Tanabe Seiyaku                    8,692            77
  Toyo INK Manufacturing#           9,615            18
                                                -------
                                                  1,590
--------------------------------------------------------------------------------

MEXICO -- 2.4%
  America Movil, ADR                2,832            55
  Fomento Economico Mexicano, ADR   2,642            91
  Telefonos de Mexico, ADR          3,839           134
                                                -------
                                                    280
--------------------------------------------------------------------------------

NETHERLANDS -- 8.5%
  ABN Amro Holdings                 4,800            77
  Aegon                             6,000           163
  ASM International*                3,116            61





18  DECEMBER 31, 2001

                                                       STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND


INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- CONTINUED
NETHERLANDS -- CONTINUED
  Hunter Douglas                    3,948       $   106
  ING Groep                         5,106           130
  Koninklijke Ahold                 3,782           110
  Koninklijke Philips Electronics,  3,823           111
    ADR
  Nutreco Holding                   1,602            51
  Unilever, ADR                     1,117            64
  Wolters Kluwer#                   4,423           101
                                                -------
                                                    974
--------------------------------------------------------------------------------

NORWAY -- 1.8%
  Norsk Hydro                       3,224           135
  Norske Skogindustrier             3,980            75
                                                -------
                                                    210
--------------------------------------------------------------------------------

SINGAPORE -- 1.8%
  DBS Group Holdings               13,300            99
  Semb Industries                  41,815            36
  Singapore Telecommunications     73,988            71
                                                -------
                                                    206
--------------------------------------------------------------------------------

SOUTH KOREA -- 3.1%
  Korea Telecom, ADR                4,750            97
  Pohang Iron & Steel, ADR          5,502           127
  Samsung Electronics, GDR          1,100           127
                                                -------
                                                    351
--------------------------------------------------------------------------------

SPAIN -- 4.0%
  Aguas de Barcelona                7,200            90
  Banco Bilbao Vizcaya Argentaria   9,655           120
  Cortefiel                         5,780            33
  Endesa                            7,973           125
  Telefonica*                       6,629            89
                                                -------
                                                    457
--------------------------------------------------------------------------------

SWEDEN -- 1.9%
  Electrolux, Series B#             4,327            65
  Nordea                           16,374            87
  Sandvik#                          2,846            61
                                                -------
                                                    213
--------------------------------------------------------------------------------

SWITZERLAND -- 11.1%
  Adecco                            2,308           126
  Credit Suisse Group*              1,990            85
  Julius Baer Holding, Cl B           215            73
  Nestle                              642           137
  Novartis                          4,800           174
  STMicroelectronics, ADR           2,180            69
  Swatch Group, Cl B*               1,300           117
  Swiss Reinsurance                 1,000           101
  Swisscom                            475           132
  UBS*                              3,781           191
  Zurich Financial Services           260            61
                                                -------
                                                  1,266

--------------------------------------------------------------------------------
                                 PAR (000)/       VALUE
                              NUMBER OF SHARES    (000)
--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- CONTINUED
TAIWAN -- 1.4%
  United Microelectronics, ADR*    16,000       $   154
--------------------------------------------------------------------------------

UNITED KINGDOM -- 15.8%
  ARM Holdings*                     3,600            19
  AstraZeneca, ADR                  2,239           104
  Barclays                          3,519           117
  BHP Billiton                     12,937            66
  BP                               17,069           133
  BP, ADR                           2,534           118
  British Energy                   16,042            53
  Capita Group                     12,836            92
  Diageo                           12,218           140
  Friends Provident*               26,500            77
  Gallaher Group                    9,800            67
  Hilton Group                     34,661           106
  HSBC Holdings                    11,263           132
  J.D. Wetherspoon                  2,829            18
  Northern Rock                     7,120            65
  Royal Bank of Scotland Group      4,969           121
  Scottish Power                   12,367            68
  Somerfield*                      41,750            51
  Vodafone Group                   97,105           254
                                                -------
                                                  1,801
--------------------------------------------------------------------------------

Total Foreign Common Stock
  (Cost $10,823)                                 10,401
--------------------------------------------------------------------------------

FOREIGN PREFERRED STOCK -- 1.1%
BRAZIL -- 0.2%
  Petroleo Brasileiro, ADR            900            20
--------------------------------------------------------------------------------

GERMANY -- 0.9%
  Henkel KGaA                       1,868           105
--------------------------------------------------------------------------------

Total Foreign Preferred Stock
  (Cost $145)                                       125
--------------------------------------------------------------------------------

WARRANTS -- 0.0%
FRANCE -- 0.0%
  Vivendi Environnement,            1,660             1
  Expires 03/08/06*
--------------------------------------------------------------------------------
Total Warrants (Cost $0)                              1
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 4.4%
  GE Capital
   1.870%, 01/09/02                  $500           500
--------------------------------------------------------------------------------

Total Commercial Paper (Cost $500)                  500
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 3.5%
  Goldman Sachs Financial
   Square Prime Obligation
   Money Market Fund              397,651           398
--------------------------------------------------------------------------------

Total Cash Equivalent (Cost $398)                   398
--------------------------------------------------------------------------------

Total Investments -- 100.2%
  (Cost $11,866)                                 11,425
--------------------------------------------------------------------------------

Other Assets and Liabilities,
  Net -- (0.2%)                                     (21)
--------------------------------------------------------------------------------


                                                           DECEMBER 31, 2001  19

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND



INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                                  VALUE
                                                  (000)
--------------------------------------------------------------------------------

NET ASSETS:
Portfolio Shares
  (unlimited authorization -- no par value)
  based on 1,504,577 outstanding shares
  of beneficial interest                        $13,539
Accumulated net investment loss                      (3)
Accumulated net realized loss on investments
  and futures                                    (1,704)
Net unrealized depreciation on investments
  and futures                                      (432)
Net unrealized appreciation of foreign
  currency and translation of other assets
  and liabilities in foreign currency                 4
--------------------------------------------------------------------------------

Total Net Assets -- 100.0%                      $11,404
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share                                 $7.58
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
GDR -- GLOBAL DEPOSITORY RECEIPT
SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                    % OF          VALUE
  SECTOR DIVERSIFICATION         NET ASSETS       (000)
--------------------------------------------------------------------------------

Banks                                13.8%      $ 1,571
Telephones & Telecommunications      10.2         1,165
Food, Beverage & Tobacco              8.4           958
Insurance                             7.2           819
Electronics                           7.1           815
Pharmaceuticals/Medical Products      6.8           775
Oil & Gas                             4.7           535
Consumer Services                     4.0           458
Machinery                             3.2           371
Semiconductors                        2.6           302
Household Products                    2.3           260
Computers                             2.2           250
Office Equipment                      2.0           225
Metals                                1.8           204
Printing & Publishing                 1.5           177
Automotive                            1.5           168
Retail                                1.5           167
Finance                               1.4           162
Multimedia                            1.2           137
Manufacturing                         1.2           136
Building & Construction               1.0           115
Chemicals                             0.9           109
Entertainment                         0.9           106
Aerospace & Defense                   0.8            88
Diversified Operations                0.7            79
Audio/Video                           0.7            75
Minerals                              0.6            66
Airlines                              0.5            55
Real Estate                           0.5            53
--------------------------------------------------------------------------------
Total Foreign Common Stock           91.2        10,401
Foreign Preferred Stock               1.1           125
Warrants                              0.0             1
Commercial Paper                      4.4           500
Cash Equivalent                       3.5           398
--------------------------------------------------------------------------------
Total Investments                   100.2        11,425
Other Assets and Liabilities, Net    (0.2)          (21)
--------------------------------------------------------------------------------
Total Net Assets                    100.0%      $11,404
--------------------------------------------------------------------------------




20  DECEMBER 31, 2001

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND


MID CAP GROWTH FUND

--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 96.2%
COMMERCIAL SERVICES -- 7.7%
  Affiliated Computer Services,
   Cl A*#                           1,900      $    202
  Career Education*                 3,200           110
  Concord EFS*                      5,800           190
  Fiserv*                           2,700           114
  IMS Health                        4,000            78
  Sungard Data Systems*             7,500           217
                                                -------
                                                    911
--------------------------------------------------------------------------------

CONSUMER CYCLICALS -- 7.5%
  Alberto-Culver, Cl B              3,000           134
  Barnes & Noble*                   3,000            89
  CDW Computer Centers*             2,850           153
  Family Dollar Stores              5,050           151
  O'Reilly Automotive*              6,900           252
  Toys "R" Us*#                     5,800           120
                                                ------
                                                    899
--------------------------------------------------------------------------------

CONSUMER NON-CYCLICALS -- 1.0%
  Constellation Brands, Cl A*       2,900           124
--------------------------------------------------------------------------------

CONSUMER SERVICES -- 9.0%
  Adelphia Communications, Cl A*#   7,700           240
  CEC Entertainment*                5,500           239
  International Game Technology*#   2,100           144
  Marriott International, Cl A      3,300           134
  Royal Caribbean Cruises#          6,800           110
  Univision Communications, Cl A*   5,200           210
                                                -------
                                                  1,077
--------------------------------------------------------------------------------

ENERGY -- 1.8%
  Apache#                           2,915           145
  Black Hills                       1,950            66
                                                -------
                                                    211
--------------------------------------------------------------------------------

FINANCIALS -- 4.9%
  Capital One Financial             3,150           170
  Federated Investors, Cl B         2,800            89
  Popular                           3,900           113
  Progressive of Ohio#              1,050           157
  Willis Group Holdings*            2,500            59
                                                -------
                                                    588
--------------------------------------------------------------------------------

HEALTHCARE -- 27.8%
  Allergan                          2,600           195
  Andrx Group*#                     2,450           173
  Anthem*                             750            37
  Caremark Rx*                      6,000            98
  Cytyc*#                           8,250           215
  Enzon*#                           2,150           121
  First Health Group*              10,600           262
  Forest Laboratories*              3,900           320

--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

COMMON STOCK -- CONTINUED
HEALTHCARE -- CONTINUED
  Guidant*                          4,700       $   234
  Healthsouth*                      9,400           139
  Idec Pharmaceuticals*#            3,650           252
  King Pharmaceuticals*             9,766           412
  Laboratory of America Holdings*#  2,650           214
  Medimmune*#                       3,350           155
  Millennium Pharmaceuticals*#      3,800            93
  Omnicare#                         8,550           213
  OSI Pharmaceuticals*              2,750           126
  Titan Pharmaceuticals*            5,850            57
                                                -------
                                                  3,316
--------------------------------------------------------------------------------

TECHNOLOGY -- 31.6%
  Advanced Micro Devices*           3,400            54
  Altera*                           3,450            73
  AVX#                              9,000           212
  BMC Software*                    10,500           172
  Brocade Communications System*#   3,000            99
  Citrix Systems*#                  8,200           186
  DST Systems*                      1,600            80
  Electronic Arts*                  1,750           105
  Electronics for Imaging*          7,450           166
  Empresa Brasileira de
    Aeronautica, ADR                4,200            93
  Intersil, Cl A*                   3,050            98
  Kla-Tencor*                       3,700           183
  Lexmark International*            4,250           251
  Macrovision*                      3,200           113
  Mercury Interactive*              3,400           116
  Microchip Technology*             5,600           217
  National Semiconductor*           7,000           216
  Novellus Systems*                 2,800           111
  Peoplesoft*                       5,100           205
  Pixelworks*#                      7,800           125
  Rational Software*#               3,350            65
  Retek*                            5,400           161
  Sanmina-SCI*                     13,856           276
  Scientific-Atlanta                3,200            77
  Tech Data*                        5,800           251
  Teradyne*#                        2,400            72
                                                -------
                                                  3,777
--------------------------------------------------------------------------------

TRANSPORTATION -- 2.5%
  Skywest                           7,250           185
  Southwest Airlines                6,200           115
                                                -------
                                                    300
--------------------------------------------------------------------------------

UTILITIES -- 2.4%
  Calpine*                         12,100           203
  Mirant*                           5,450            87
                                                -------
                                                    290
--------------------------------------------------------------------------------

Total Common Stock (Cost $10,987)                11,493
--------------------------------------------------------------------------------


                                                           DECEMBER 31, 2001  21

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND



MID CAP GROWTH FUND

--------------------------------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
--------------------------------------------------------------------------------

CASH EQUIVALENT -- 3.5%
Goldman Sachs Financial
  Square Prime Obligation
  Money Market Fund               414,741       $   415
--------------------------------------------------------------------------------

Total Cash Equivalent (Cost $415)                   415
--------------------------------------------------------------------------------

Total Investments -- 99.7%
  (Cost $11,402)                                 11,908
--------------------------------------------------------------------------------

Other Assets and Liabilities,
  Net -- 0.3%                                        36
--------------------------------------------------------------------------------

NET ASSETS::
Portfolio Shares
  (unlimited authorization -- no par value)
  based on 2,891,439 outstanding shares of
  beneficial interest                            14,718
Accumulated net realized loss on investments
  and futures                                    (3,280)
Net unrealized appreciation on investments          506
--------------------------------------------------------------------------------
Total Net Assets -- 100.0%                      $11,944
--------------------------------------------------------------------------------
 Net Asset Value, Offering and Redemption
  Price Per Share                                 $4.13
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.





22  DECEMBER 31, 2001


                                                                                                       FINANCIAL STATEMENTS
                                                                                                  THE ARMADA ADVANTAGE FUND
---------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (000)
---------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31, 2001
                                                                       ----------------------------------------------------
                                                                             EQUITY        INTERNATIONAL        MID CAP
                                                                             GROWTH           EQUITY            GROWTH
                                                                              FUND             FUND              FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                     $  46          $    25           $    35
Dividends                                                                        9              251                24
Securities lending                                                              --                5                 7
Less: Foreign taxes withheld                                                    --              (32)               (1)
---------------------------------------------------------------------------------------------------------------------------

Total Investment Income                                                         55              249                65
---------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                        42              148               137
Administration fees                                                             15               36                38
Custodian fees                                                                   5               97                 4
Professional fees                                                               17               47                51
Transfer agent fees                                                              8                8                 8
Printing and shareholder reports                                                 6               16                15
Miscellaneous fees                                                               1                5                 3
---------------------------------------------------------------------------------------------------------------------------

Total Expenses                                                                  94              357               256
---------------------------------------------------------------------------------------------------------------------------

LESS:
   Waiver of Investment Advisory Fees                                          (42)             (64)              (69)
---------------------------------------------------------------------------------------------------------------------------

  Net Expenses                                                                  52              293               187
---------------------------------------------------------------------------------------------------------------------------

  Net Investment Income/(Loss)                                                   3              (44)             (122)
---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on futures                                                    --             (124)              (68)
Net realized loss on investments                                              (520)          (1,293)           (2,760)
Net realized loss on foreign currency transactions                              --               (4)               --
Net change in unrealized depreciation on investments                          (463)          (2,659)             (477)
Net change in unrealized appreciation on futures                                --               30                --
---------------------------------------------------------------------------------------------------------------------------

Net loss on investments                                                       (983)          (4,050)           (3,305)
---------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets resulting from operations                         $(980)         $(4,094)          $(3,427)
===========================================================================================================================

See notes to financial statements.

FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND

-------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------------------------------------------------------

                                         EQUITY GROWTH FUND          INTERNATIONAL EQUITY FUND         MID CAP GROWTH FUND
                                     ---------------------------   ----------------------------    ---------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                         2001           2000           2001            2000            2001           2000
-------------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income/(loss)            $    3        $    1         $   (44)        $  (197)        $  (122)       $  (210)
Net realized gain/(loss) on
  investments, futures and
  foreign currency transactions           (520)         (256)         (1,421)          1,549          (2,828)         6,151
Net change in unrealized depreciation
  on investments, futures and foreign
  currency transactions                   (463)          (57)         (2,629)         (5,016)           (477)        (7,417)
-------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets
  resulting from operations               (980)         (312)         (4,094)         (3,664)         (3,427)        (1,476)
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from
  net investment income                     (1)           --              --              --              --             --
Distributions from
   net realized capital gains               --            --          (1,626)         (4,924)         (6,365)        (7,066)
-------------------------------------------------------------------------------------------------------------------------------

Total Distributions                         (1)           --          (1,626)         (4,924)         (6,365)        (7,066)
-------------------------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
Proceeds from shares issued                723           583           1,162           1,221           1,639          3,132
Dividends reinvested                         1            --           1,626           4,924           6,365          7,066
Cost of shares redeemed                   (143)           (1)         (1,917)         (1,888)         (4,150)        (6,741)
-------------------------------------------------------------------------------------------------------------------------------

Increase in net assets from
  capital transactions                     581           582             871           4,257           3,854           3,457
-------------------------------------------------------------------------------------------------------------------------------

Total increase/(decrease) in
  net assets                              (400)          270          (4,849)         (4,331)         (5,938)        (5,085)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                      5,970         5,700          16,253          20,584          17,882         22,967
-------------------------------------------------------------------------------------------------------------------------------

End of period                           $5,570        $5,970         $11,404         $16,253         $11,944        $17,882
===============================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Issued                                      76            51             127              78             216            165
Reinvested                                  --            --             240             381           1,935            417
Redeemed                                   (16)           --            (211)           (114)           (572)          (349)
-------------------------------------------------------------------------------------------------------------------------------

Change in shares                            60            51             156             345           1,579            233
===============================================================================================================================

See notes to financial statements.



24  DECEMBER 31, 2001

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       THE ARMADA ADVANTAGE FUND

1. ORGANIZATION:

The Armada  Advantage  Fund (the  "Trust") is  registered  under the  Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Trust presently offers portfolio of shares of the Equity Growth Fund, International Equity Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Bond Fund and the Balanced Allocation Fund. As of December 31, 2001, the Balanced Allocation Fund had not commenced operations. These financial statements and related notes pertain to the Equity Growth, International Equity and Mid Cap Growth Funds, (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies") and certain qualified benefit plans. As of December 31, 2001, the Participating Insurance Company for the Equity Growth, International Equity and Mid Cap Growth Funds is Hartford Life Insurance Company. Additionally, Security Benefit Life Insurance Company is the Participating Insurance Company for the Bond, International Equity, Mid Cap Growth and Small Cap Growth Funds.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

SECURITIES VALUATION:

A Fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Debt obligations within sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate an NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy and sell shares of a Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Discounts and market premiums are amortized and classified as interest income over the lives of the respective securities. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets.




                                                           DECEMBER 31, 2001  25

NOTES TO FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND



DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Funds make distributions from net investment income and net realized capital gains on investments, if any, at least annually.

FOREIGN CURRENCY TRANSLATION:

The books and records of the International Equity Fund are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in operations for the current period. The Fund does not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

FORWARD FOREIGN CURRENCY CONTRACTS:

The International Equity Fund enters into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged curency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. At December 31, 2001, there were no outstanding forward foreign currency contracts.

FUTURES CONTRACTS:

Certain Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized gain/(loss), if any, is shown in the financial statements.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Financial futures contracts open at December 31, 2001 were as follows:

                                  NATIONAL                       UNREALIZED
                  NUMBER            COST          EXPIR-            GAIN/
                    OF             AMOUNT         ATION            (LOSS)
FUND             CONTRACTS         (000)           DATE             (000)
----             ----------      ----------      --------       ------------
INTERNATIONAL
  EQUITY
  FUND --

FTSEIndex           6               $449         March-02            $7
SPI 200 Index       5                216         March-02             2
                                                                     --
                                                                     $9



26  DECEMBER 31, 2001

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       THE ARMADA ADVANTAGE FUND

REPURCHASE AGREEMENTS:

Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Trust's custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and any remaining loss may be subject to legal proceedings.

3. INVESTMENT ADVISER, DISTRIBUTION FEES AND OTHER RELATED PARTY TRANSACTIONS:

Fees paid by the Trust pursuant to the Advisory Agreements with National City Investment Management Company (the "Adviser" or "IMC"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may from time to time waive its fees payable by the Funds. At December 31, 2001, advisory fees accrued and unpaid amounted to:

                                                       ADVISORY FEE
                                      ANNUAL             PAYABLE
                                       RATE               (000)
                                   --------------        --------
Equity Growth Fund ........            0.75%(a)            $--
International
 Equity Fund ..............            1.15                  8
Mid Cap
 Growth Fund ..............            1.00                  5
(a) The adviser is voluntarily waiving the full investment advisory fee. Fee waivers are voluntary and may change.

National City Bank ("NCB") serves as the Funds' Custodian. NCB is paid an annual custody fee of 0.02% of each Fund's first $100 million of average daily gross assets, 0.01% of each Fund's next $650 million of average daily gross assets and 0.008% of the average daily gross assets in excess of $750 million, exclusive of out-of-pocket expenses and transaction charges. Custody fees are calculated daily and paid monthly.

SEI Investments Distribution Co. serves as distributor (the "Distributor") to the Funds.The Distributor receives no fees for its distribution services to the Funds.

The Trust and SEI Investments Mutual Fund Services ("SIMFS") are parties to an Administration Agreement under which SIMFS provides administrative services in exchange for fees at the greater of an annual rate of 0.20% of the Funds' average daily net assets, calculated daily and paid monthly, or $135,000 on aggregate net assets in the Funds.

Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are allocated on a prorata basis across the portfolios of The Armada Advantage Fund and Armada Funds, another fund company managed by the Adviser. No person who is an officer, director, trustee, or employee of IMC, the Distributor, or any parent, subsidiary or sibling thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Expenses paid by the Trust for the year ended December 31, 2001, include legal fees of $62,907 paid to Drinker, Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.



                                                           DECEMBER 31, 2001  27

NOTES TO FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND



4. INVESTMENTS:

During the year ended December 31, 2001, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                  PURCHASES           SALES
                                    (000)             (000)
                                --------------      --------
Equity Growth Fund .......         $ 2,548          $ 1,910
International
 Equity Fund .............          16,198           17,096
Mid Cap
 Growth Fund .............          11,855           14,948

5. FEDERAL INCOME TAXES:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, foreign currency gains and losses and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. In addition, certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts:

                         UNDISTRIBUTED        ACCUMULATED
                        NET INVESTMENT        NET REALIZED         PAID-IN-
                            INCOME               GAINS             CAPITAL
FUND                         (000)               (000)              (000)
----                     --------------         --------          --------
International Equity Fund    $ 41                 $ 4              $ (45)
Mid Cap Growth Fund           122                  --               (122)

The tax character of dividends and distributions paid during the years ended December 31, 2001 and December 31, 2000 were as follows:

                           ORDINARY            LONG-TERM
                            INCOME            CAPITAL GAIN          TOTAL
                             (000)               (000)              (000)
                          ------------      ----------------      --------
Equity Growth
   Fund
   2001                    $    1              $   --              $   1
   2000                        --                  --                 --
International
   Equity Fund
   2001                       290               1,336              1,626
   2000                     1,622               3,302              4,924
Mid Cap
   Growth Fund
   2001                     1,182               5,183              6,365
   2000                     2,328               4,738              7,066






28  DECEMBER 31, 2001

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       THE ARMADA ADVANTAGE FUND



As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:

                             EQUITY        INTERNATIONAL          MID CAP
                             GROWTH           EQUITY               GROWTH
                              FUND             FUND                 FUND
                              (000)            (000)                (000)
                           ----------     ----------------      ------------
Undistributed ordinary
   income                     $   3          $    --             $    --
Capital loss carryforward
   expiring:
   Dec. 2007                    (23)              --                  --
   Dec. 2008                   (137)              --                  --
   Dec. 2009                   (543)          (1,536)             (3,263)
Post-October losses             (54)            (122)                 --
Unrealized appreciation/
   (depreciation)               163             (477)                489
                              -----          -------             -------
Total Accumulated
   Losses                     $(591)         $(2,135)            $(2,774)
                              ------         -------             -------

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following fiscal year.

At December 31, 2001, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds at December 31, 2001 is as follows:

                                     AGGREGATE      AGGREGATE
                       FEDERAL         GROSS          GROSS
                       TAX COST    APPRECIATION    DEPRECIATION      NET
                        (000)          (000)           (000)        (000)
                      ----------   ------------    ------------    -------
Equity Growth
   Fund                $ 5,410       $ 584           $  (421)      $ 163
International
   Equity Fund          11,917         692            (1,184)       (492)
Mid Cap
   Growth Fund          11,419       2,045            (1,556)        489

6. MARKET AND CREDIT RISK:

Some countries in which the International Equity Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. SECURITIES LENDING:

To generate additional income, the Funds may lend up to 331/3% of securities in which they are invested requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral


                                                           DECEMBER 31, 2001  29

NOTES TO FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND



equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. Union Bank of California acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by IMC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of IMC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The loaned securities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as of December 31, 2001.

As of December 31, 2001, the following Funds had securities with the following market values on loan:



                                 MARKET                 MARKET VALUE
                                VALUE OF                  OF LOANED
                             COLLATERAL (000)          SECURITIES (000)
                             ----------------          ----------------
International Equity Fund        $1,753                    $1,661
Mid Cap Growth Fund               3,293                     3,185






30  DECEMBER 31, 2001

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                         SEIInvestments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                            Drinker Biddle &Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996








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